EXHIBIT 4.2




                          ----------------------------

                  UNITED FIDELITY AUTO RECEIVABLES TRUST 2002-A

                 $10,000,000 2.50% Class A-1 Asset Backed Notes $27,000,000 3.25% Class A-2 Asset Backed Notes
                 $12,000,000 4.00% Class A-3 Asset Backed Notes
                   $500,000 13.50% Class B Asset Backed Notes
                         ------------------------------



                                    INDENTURE


                                     between

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                              as Indenture Trustee

                                       and

                 UNITED FIDELITY AUTO RECEIVABLES TRUST 2002-A,
                                    as Issuer


                        --------------------------------

                           Dated as of August 1, 2002

                        --------------------------------

                                TABLE OF CONTENTS
                                                                                                        Page
ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE.....................................................3
         SECTION 1.1                Definitions..........................................................3
         SECTION 1.2                Rules of Construction................................................7
         SECTION 1.3                Directions...........................................................8
         SECTION 1.4                Incorporation by Reference to the Trust Indenture Act................8

ARTICLE II The Notes.....................................................................................8
         SECTION 2.1                Form.................................................................8
         SECTION 2.2                Execution, Authentication and Delivery...............................9
         SECTION 2.3                Registration of Transfer and Exchange of Notes.......................9
         SECTION 2.4                Mutilated, Destroyed, Lost, or Stolen Notes.........................12
         SECTION 2.5                Persons Deemed Owners...............................................13
         SECTION 2.6                Access to List of Noteholders' Names and Addresses..................13
         SECTION 2.7                Maintenance of Office or Agency.....................................13
         SECTION 2.8                Payment of Principal and Interest; Defaulted Interest...............14
         SECTION 2.9                Cancellation........................................................14
         SECTION 2.10               Release of Collateral...............................................15

ARTICLE III COVENANTS...................................................................................15
         SECTION 3.1                Payment of Principal and Interest...................................15
         SECTION 3.2                Maintenance of Office or Agency.....................................15
         SECTION 3.3                Money for Payments to be Held in Trust..............................15
         SECTION 3.4                Existence...........................................................17
         SECTION 3.5                Protection of Trust Property........................................17
         SECTION 3.6                Opinions as to Trust Property.......................................18
         SECTION 3.7                Performance of Obligations; Servicing of Receivables................19
         SECTION 3.8                Negative Covenants..................................................19
         SECTION 3.9                Annual Statement as to Compliance...................................20
         SECTION 3.10               Issuer May Consolidate, Etc. Only on Certain Terms..................21
         SECTION 3.11               Successor or Transferee.............................................23
         SECTION 3.12               No Other Business...................................................23
         SECTION 3.13               No Borrowing........................................................23
         SECTION 3.14               Servicer's Obligations..............................................23
         SECTION 3.15               Guarantees, Loans, Advances and Other Liabilities...................23
         SECTION 3.16               Capital Expenditures................................................24
         SECTION 3.17               Compliance with Laws................................................24
         SECTION 3.18               Restricted Payments.................................................24
         SECTION 3.19               Notice of Events of Default.........................................24
         SECTION 3.20               Further Instruments and Acts........................................24

                                       ii

         SECTION 3.21               Income Tax Characterization.........................................24

ARTICLE IV SATISFACTION AND DISCHARGE...................................................................25
         SECTION 4.1                Satisfaction and Discharge of Indenture.............................25
         SECTION 4.2                Application of Trust Money..........................................26
         SECTION 4.3                Repayment of Moneys Held by Paying Agent............................26

ARTICLE V REMEDIES......................................................................................27
         SECTION 5.1                Event of Default....................................................27
         SECTION 5.2                Rights Upon Event of Default........................................28
         SECTION 5.3                Collection of Indebtedness and Suits for Enforcement by
                                    Indenture Trustee...................................................30
         SECTION 5.4                Remedies............................................................32
         SECTION 5.5                Optional Preservation of the Trust Property.........................33
         SECTION 5.6                [RESERVED]..........................................................34
         SECTION 5.7                Limitation of Suits.................................................34
         SECTION 5.8                Unconditional Rights of Noteholders to Receive Principal and
                                    Interest............................................................34
         SECTION 5.9                Restoration of Rights and Remedies..................................35
         SECTION 5.10               Rights and Remedies Cumulative......................................35
         SECTION 5.11               Delay or Omission Not a Waiver......................................35
         SECTION 5.12               Control by Controlling Party........................................35
         SECTION 5.13               Waiver of Past Defaults.............................................36
         SECTION 5.14               Undertaking for Costs...............................................36
         SECTION 5.15               Waiver of Stay or Extension Laws....................................36
         SECTION 5.16               Action on Notes.....................................................37
         SECTION 5.17               Performance and Enforcement of Certain Obligations..................37
         SECTION 5.18               Subrogation.........................................................37
         SECTION 5.19               Preference Claims; Direction of Proceedings.........................38

ARTICLE VI THE INDENTURE TRUSTEE........................................................................39
         SECTION 6.1                Duties of Indenture Trustee.........................................39
         SECTION 6.2                Rights of Indenture Trustee.........................................41
         SECTION 6.3                Individual Rights of Indenture Trustee..............................42
         SECTION 6.4                Indenture Trustee's Disclaimer......................................42
         SECTION 6.5                Notice of Defaults..................................................42
         SECTION 6.6                Reports by Indenture Trustee to Holders.............................42
         SECTION 6.7                Compensation........................................................42
         SECTION 6.8                Replacement of Indenture Trustee....................................43
         SECTION 6.9                Successor Indenture Trustee by Merger...............................45
         SECTION 6.10               Appointment of Trust Collateral Agent...............................45
         SECTION 6.11               Appointment of Co-Indenture Trustee or Separate Indenture
                                    Trustee.............................................................45
         SECTION 6.12               Eligibility.........................................................46
         SECTION 6.13               Trust Collateral Agent to Follow Indenture Trustee's
                                    Directions..........................................................47

                                      iii

         SECTION 6.14               Representations and Warranties of the Indenture Trustee.............47
         SECTION 6.15               Disqualification of the Indenture Trustee...........................47
         SECTION 6.16               Waiver of Setoffs...................................................47
         SECTION 6.17               Control by the Controlling Party....................................48

ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS..............................................................48
         SECTION 7.1                Issuer To Furnish To Indenture Trustee Names and Addresses
                                    of Noteholders......................................................48
         SECTION 7.2                Preservation of Information; Communications to Noteholders..........48

ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES.......................................................48
         SECTION 8.1                Collection of Money.................................................48
         SECTION 8.2                Release of Trust Property...........................................49
         SECTION 8.3                Opinion of Counsel..................................................49

ARTICLE IX SUPPLEMENTAL INDENTURES......................................................................50
         SECTION 9.1                Supplemental Indentures Without Consent of Noteholders..............50
         SECTION 9.2                Supplemental Indentures with Consent of Noteholders.................51
         SECTION 9.3                Execution of Supplemental Indentures................................52
         SECTION 9.4                Effect of Supplemental Indenture....................................52
         SECTION 9.5                Reference in Notes to Supplemental Indentures.......................53
         SECTION 9.6                Conformity with Trust Indenture Act.................................53

ARTICLE X REDEMPTION AND PREPAYMENT OF NOTES............................................................53
         SECTION 10.1               Redemption and Prepayment...........................................53
         SECTION 10.2               Form of Redemption Notice...........................................53
         SECTION 10.3               Notes Payable on Redemption Date....................................54

ARTICLE XI MISCELLANEOUS................................................................................54
         SECTION 11.1               Compliance Certificates and Opinions, etc...........................54
         SECTION 11.2               Form of Documents Delivered to Indenture Trustee....................56
         SECTION 11.3               Acts of Noteholders.................................................57
         SECTION 11.4               Notices, etc. to Indenture Trustee, Note Insurer, Issuer and
                                    Rating Agencies.....................................................57
         SECTION 11.5               Notices to Noteholders; Waiver......................................58
         SECTION 11.6               [RESERVED]..........................................................59
         SECTION 11.7               Effect of Headings and Table of Contents............................59
         SECTION 11.8               Successors and Assigns..............................................59
         SECTION 11.9               Separability........................................................59
         SECTION 11.10              Benefits of Indenture...............................................59
         SECTION 11.11              Legal Holidays......................................................59
         SECTION 11.12              GOVERNING LAW.......................................................59
         SECTION 11.13              Counterparts........................................................60
         SECTION 11.14              Recording of Indenture..............................................60

                                       iv

         SECTION 11.15              Trust Obligation....................................................60
         SECTION 11.16              No Petition.........................................................61
         SECTION 11.17              Inspection..........................................................61
         SECTION 11.18              Maximum Interest Payable............................................61
         SECTION 11.19              No Legal Title in Holders...........................................62
         SECTION 11.20              Rights of Note Insurer as Controlling Party.........................62
         SECTION 11.21              Effect of Termination Date..........................................62
         SECTION 11.22              Conflict With Trust Indenture Act...................................62


                             EXHIBITS AND SCHEDULES

Exhibit A-1     -- Form of Class A Note
Exhibit A-2     -- Form of Class A Note
Exhibit A-3     -- Form of Class A Note
Exhibit B       -- Form of Class B Note
Exhibit C       -- Form of Investment Letter
Exhibit D       -- Form of ERISA Certificate

Schedule A - Schedule of Receivables

                    TRUST INDENTURE ACT CROSS-REFERENCE TABLE

         TIA                                                     SECTION OF
     REQUIREMENT                                                  INDENTURE
     -----------                                                  ---------

       310(a)........................................................6.12
       310(b)........................................................6.15
       310(c).........................................................N/A
       311(a).......................................................11.22
       311(b).......................................................11.22
       311(c).........................................................N/A
       312(a)....................................................7.1, 7.2
       312(b).........................................................7.2
       312(c).........................................................7.2
       313(a).........................................................6.6
       313(b).........................................................6.6
       313(c).......................................................11.22
       314(a).......................................................11.22
       314(b).........................................................3.6
       314(c)................................................8.2(b), 11.1
       314(d).................................................11.1, 11.22
       314(e).................................................11.1, 11.22
       314(f).........................................................N/A
       315(a).........................................................6.1
       315(b).........................................................6.5
       315(c).........................................................6.1
       315(d).........................................................6.1
       315(e)........................................................5.14
       316(a).........................................................5.4
       316(b).........................................................9.2
       316(c).......................................................11.13
       317(a).........................................................5.3
       317(b).........................................................3.3
       318(a)..................................................1.4, 11.22

                  INDENTURE, dated as of August 1, 2002, between UNITED FIDELITY AUTO RECEIVABLES TRUST 2002-A, a Delaware statutory trust (the "Issuer"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee (the "Indenture Trustee").

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes and the
Note Insurer.

                  As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer.

                  Financial Security Assurance Inc. (the "Note Insurer") has issued and delivered a financial guaranty insurance policy, dated the Closing Date (with endorsements, the "Note Policy"), pursuant to which the Note Insurer guarantees Scheduled Payments with respect to the Class A Notes, as defined in the Note Policy.

                  As an inducement to the Note Insurer to issue and deliver the Note Policy, the Issuer and the Note Insurer have executed and delivered the Insurance and Indemnity Agreement, dated as of August 1, 2002 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Insurance Agreement"), among the parties thereto.

                  As an additional inducement to the Note Insurer to issue the Note Policy, and as security for the performance by the Issuer of its obligations under this Indenture, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Indenture Trustee for the benefit of the Holders of the Notes and the Note Insurer, as their respective interests may appear.

                                 GRANTING CLAUSE

                  The Issuer hereby grants to the Indenture Trustee for the benefit of the Note Insurer (so long as the Note Policy has not expired in accordance with its terms) and the Noteholders a first-priority perfected security interest in all of the Issuer's right, title and interest in, to and under the following collateral (the "Collateral") now owned or hereafter acquired, which Collateral shall be held by the Trust Collateral Agent on behalf of the Indenture Trustee, subject to the lien of this Indenture:

                           (i) the Initial Receivables listed on Schedule A hereto and the Subsequent Receivables listed on Schedule A to each Transfer Agreement, all amounts due after the applicable Cut-off Date and all amounts due thereunder on or before the applicable Cut-off Date but received after the applicable Cut-off Date;

                           (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any accessions thereto, and any other interest of the Issuer in such Financed Vehicles and accessions, including certificates of title and other evidence of ownership with respect to such Financed Vehicles;

                           (iii) any proceeds from claims on any physical damage, credit life or disability, GAP or other insurance policies thereon covering the Financed Vehicles or the Obligors relating to the Receivables and any proceeds from the liquidation of the Receivables or Financed Vehicles;

                           (iv) all property (including the right to receive Future Liquidation Proceeds) that secures a contract and that has been acquired by or on behalf of the Issuer pursuant to the liquidation of such Receivable;

                           (v) the Purchase Agreement, the Sale and Servicing Agreement and each Transfer Agreement, insofar as such right, title and interest relates to the Receivables or the Receivable Files or Financed Vehicles relating thereto, including the right of the Issuer to cause the Transferor or the Originator, as applicable, to repurchase the Receivables from the Issuer or to make the indemnity payments in respect thereof under the circumstances set forth in the Sale and Servicing Agreement and the Purchase Agreement, as applicable;

                           (vi) the Dealer Recourse relating to the Receivables;

                           (vii) rebates or refunds of premiums and other amounts relating to insurance policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle;

                           (viii) all amounts and property from time to time held in or credited to any of the Trust Accounts and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables);

                           (ix) the Receivable Files and all other documents that the Originator keeps on file in accordance with its customary procedures relating to the Receivables, or the Obligors or Financed Vehicles relating thereto; and

                           (x) the proceeds of any and all of the foregoing.

                  The foregoing grant shall include all rights, powers and options (but none of the obligations) of the Issuer, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Issuer or otherwise and generally to do and receive anything that the Issuer is or may be entitled to do or receive thereunder or with respect thereto.

                  The foregoing grant is made in trust to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer. The Indenture Trustee hereby acknowledges such grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture in accordance with the provisions hereof to the end that the interests of the parties and the Holders of the Notes and the
Note Insurer,
recognizing the priorities of their respective interests, may be adequately and effectively protected.

                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1     Definitions.
                -----------

     (a) Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture.

     (b) Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement or the Trust Agreement.

                  "Act" has the meaning specified in Section 11.3(a).

                  "Authorized Officer" means, with respect to the Issuer, any officer of the Originator or the Owner Trustee, as applicable, or agent acting pursuant to a power of attorney, with respect to the Back-up Servicer, any officer or agent of the Back-up Servicer, with respect to the Master Servicer, any officer or agent of the Master Servicer, in each case who is identified as such on the list of Authorized Officers delivered by the Owner Trustee, the Back-up Servicer, or the Master Servicer, as the case may be, to the Indenture Trustee and the Note Insurer on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement.

                  "Class A Note" means a Class A-1 Note, a Class A-2 Note, or a Class A-3 Note, as applicable, substantially in the form of Exhibits A-1, A-2 and A-3, respectively.

                  "Class B Note " means a Class B Note, substantially in the form of Exhibit B.

                  "Clearing Agency" means the Depository Trust Company or its successor, which shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Clearing Agency Participant" means the Depository Trust Company, and its successors, each of which shall be a broker, dealer, bank or other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Collateral" has the meaning set forth in Granting Clause.

                  "Controlling Party" means the Note Insurer, so long as no Insurer Default shall have occurred and be continuing, and the Indenture Trustee, at the direction of the Majority Noteholders, for so long as an Insurer Default shall have occurred and be continuing.

                  "Corporate Trust Office" means the principal corporate trust office of the Indenture Trustee, which at time of execution of this Indenture is Wells Fargo Bank Minnesota, National Association, MAC N9311-161, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services/Asset Backed Administration or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Back-up Servicer, the Master Servicer, the Note Insurer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders, the Note Insurer and the Issuer). With respect only to the surrender of Notes for registration of transfer or exchange or payment of the final distribution, "Corporate Trust Office" means, on the date hereof, the office of the Indenture Trustee or its agent which is MAC N9311-161, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services/Asset Backed Administration.

                  "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Depository Agreement" means the Depository Agreement dated September 26, 2002, among the Issuer, the Indenture Trustee and the Depository Trust Company.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" has the meaning specified in Section 5.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Executive Officer" means, with respect to any corporation, the Chairman of the Board, the Vice Chairman, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary, Assistant Secretary, the Treasurer, Assistant Treasurer, or Controller of such corporation; and with respect to any partnership, any general partner thereof.

                  "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

                  "Indebtedness" means, with respect to any Person at any time,
(a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; provided that the amount of such indebtedness if not so assumed shall in no event be deemed to be greater than the fair market value from time to time (as reasonably determined in good faith by the Issuer) of the property subject to such lien; or (h) obligations of such Person under any interest rate or currency exchange agreement.

                  "Indenture" means this Indenture as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee and the Note Insurer under the circumstances described in, and otherwise complying with, the applicable requirements of
Section 11.1, prepared by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee, and prior to the Termination Date, the Note Insurer, which opinion or certificate shall state that the signer has read the definition of "Independent" in the Sale and Servicing Agreement and that the signer is Independent within the meaning thereof.

                  "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee a copy of which shall be delivered to the
Note Insurer.

                  "Issuer Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Note Insurer and the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes.

                  "Note Owner" means, with respect to any Class A Note registered in the name of the Clearing Agency or its nominee, the Person who is the beneficial owner of such Class A Note, as reflected on the books of the Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).
                  "Note Register" and "Note Registrar" mean the register maintained and the registrar appointed pursuant to Section 2.3.

                  "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture); and

          (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that Notes which have been paid with the proceeds of the Note Policy shall continue to remain Outstanding for purposes of this Indenture until the Note Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Note Insurer delivered to the Indenture Trustee, and the Note Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Note Insurer; provided, further, that in determining whether the Holders of the requisite Outstanding Class A Note Balance, Outstanding Class B Note Balance or Outstanding Note Balance have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, the Servicer, the Originator, the Transferor, any other obligor upon the Notes, or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Transferor, the Originator or any Affiliate of any of the foregoing Persons.

                  "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.12 and is authorized by the Issuer to make the payments to and distributions from the Trust Accounts including payment of principal of or interest on the Notes on behalf of the Issuer.

                  "Plan" means any Person that is (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code or (iii) an entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity.

                  "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.4 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

                  "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to such Rating Agency) prior notice thereof and that each Rating Agency shall have notified the

Transferor, the Back-up Servicer, the Master Servicer, the Indenture Trustee, the Owner Trustee, the Note Insurer and the Issuer that such action will not result in a reduction or withdrawal of the then current rating of the Class A Notes without regard to the Note Policy.

                  "Redemption Date" has the meaning set forth in Section 10.1.

                  "Redemption Amount" means, in the case of a redemption of the Notes pursuant to Section 10.1, an amount equal to the amount of the Outstanding Class A Note Balance and the Outstanding Class B Balance plus accrued and unpaid interest thereon to but excluding the Redemption Date plus all amounts due to the Note Insurer, the Indenture Trustee, the Trust Collateral Agent, the Collateral Agent, the Master Servicer and the Back-up Servicer under the Basic Documents.

                  "Required Long-Term Debt Rating" shall be a rating on long-term unsecured debt obligations of A2 by Moody's and A by S&P (or other equivalent rating by a nationally recognized rating agency) and any requirement that long-term unsecured debt obligations have the "Required Long-Term Debt Rating" shall mean that such long-term unsecured debt obligations have the foregoing required rating.

                  "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of August 1, 2002, among the Issuer, the Originator, the Transferor, the Master Servicer, the Back-up Servicer and the Trust Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

                  "Termination Date" means the latest of (i) the date all of the Notes are paid in full, (ii) the expiration of the Note Policy and the return of the Note Policy to the Note Insurer for cancellation, (iii) the date on which the Note Insurer shall have received payment and performance of all of Insurer Secured Obligations (as defined in the Spread Account Agreement) and (iv) the date on which the Indenture Trustee shall have received payment and performance of all Issuer Secured Obligations.

SECTION 1.2     Rules of Construction.  Unless the context otherwise requires:
                ---------------------

          (i) a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (iii) "or" is not exclusive;

          (iv) "including" means including without limitation; and

          (v) words in the singular include the plural and words in the plural include the singular.

     SECTION 1.3 Directions. Any direction required to be given by the Noteholders shall be given hereunder by the Note Insurer, unless a Note Insurer Default shall have occurred and be continuing or the Class A Notes are no longer Outstanding and the Note Insurer has received full payment and performance of all Insured Secured Obligations, in which case the Majority Noteholders shall be entitled to give such direction.

     SECTION 1.4 Incorporation by Reference to the Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act ("TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "indenture securities" means the Notes.

     "indenture security holder" means a Noteholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Indenture Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by reference to another statute or defined by Commission rule have the meaning assigned to them by such definition.

                                   ARTICLE II
                                    The Notes

                  SECTION 2.1 Form. The Class A-1 Notes, Class A-2 Notes,
Class A-3 Notes and Class B Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in definitive registered form in substantially the forms set forth in Exhibits A-1, A-2, A-3 and B to this Indenture with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                  The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                  Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1, A-2, A-3 and B are part of the terms of this Indenture.

                  SECTION 2.2 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of the Authorized Officers of the Owner Trustee. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  The Indenture Trustee shall upon receipt of the Issuer Order authenticate and deliver the Class A-1 Notes for original issue in an aggregate principal amount of $10,000,000, the Class A-2 Notes for original issue in an aggregate principal amount of $27,000,000, the Class A-3 Notes for original issue in an aggregate principal amount of $12,000,000, and the Class B Notes for original issue in an aggregate principal amount of $500,000. The Notes outstanding at any time may not exceed such amount.

                  The Class A Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof. The Class B Notes shall be issuable as registered Notes in the minimum denomination of $50,000 and integral multiples of $1,000 in excess thereof.

                  It is intended that the Class A Notes be registered so as to participate in a book-entry system with the Clearing Agency as set forth herein. Each of the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes shall be initially issued in the form of a single fully-registered note with a denomination equal to the Class A-1 Initial Note Balance, Class A-2 Initial Note Balance or Class A-3 Initial Note Balance, as applicable. Upon initial issuance, the ownership of the Class A Notes shall be registered in the Note Register in the name of Cede & Co., or any successor thereto, as nominee for the Clearing Agency.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its Responsible Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                SECTION 2.3     Registration of Transfer and Exchange of Notes.

                (a) The Note Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 2.7, a Note Register in which, subject to such reasonable regulations as it may prescribe, the Indenture Trustee shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The Indenture Trustee shall be the initial Note Registrar. In the event that, subsequent to the Closing Date, the Indenture Trustee notifies the Issuer and the Note Insurer that it is unable to act as Note Registrar, the Issuer shall appoint another bank or trust company, having an office or agency located in the Borough of Manhattan, The City of New York, agreeing to act in accordance with the provisions of this Indenture applicable to it, and otherwise acceptable to the Indenture Trustee, and, prior to the Termination Date, the Note Insurer, to act as successor Note Registrar under this Indenture.

                  No sale, pledge or other transfer of a Class B Note shall be made unless such sale, pledge or other transfer is (I)(A) pursuant to an effective registration statement under the 1933 Act, (B) for so long as the Class B Notes are eligible for resale pursuant to Rule 144A under the 1933 Act to a Person the transferor reasonably believes after due inquiry is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, or (C) pursuant to another available exemption from the registration requirements of the 1933 Act, provided that the transferee is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3), (5) or (7) of Regulation D and is also a "qualified purchaser" (as defined in Section 2(a)(51) of the United States Investment Company Act of 1940, as amended, and the rules and regulations therunder. The Indenture Trustee may require an opinion of counsel to be delivered to it in connection with any transfer of the Class B Notes pursuant to clauses (A) or (C) above.

                  The Class B Notes may not be transferred, directly or indirectly, to any Person, other than the Initial Purchaser, unless (A) the transferee of the Class B Note certifies in an investment letter, substantially in the form of Exhibit C attached hereto, to the Issuer and the Indenture Trustee that such Person is either (i) a "qualified institutional buyer" (as defined in Rule 144A under the 1933 Act) or (ii) a "accredited investor" (as defined in Rule 501(a)(1), (2), (3), (5) or (7) of Regulation D who is also "qualified purchaser" (as defined in Section 2(a)(51) of the United States Investment Company Act of 1940, as amended, and the rules and regulations therunder, or (B) the transferee of the Class B Note delivers to the Indenture Trustee and the Issuer an opinion of counsel that such transfer is permitted pursuant to clause (A) or (C) above.

                  All opinions of counsel required in connection with any transfer shall be by counsel reasonably acceptable to the Indenture Trustee.

                  No transfer of a Note shall be made to any Person unless the Indenture Trustee has received a certificate from such transferee in the form of Exhibit D attached hereto, to the effect that such transferee (a) is not a Plan, and is not acting on behalf of or investing the assets of a Plan or (b) is acquiring a Note and is entitled to exemptive relief pursuant to a Department of Labor prohibited transaction class exemption with respect to its acquisition and continued holding of such Note. The preparation and delivery of the certificate referred to above shall not be an expense of the Indenture Trustee, the Issuer or the Transferor but shall be borne by the transferee. Each transferee of a beneficial ownership interest in a book-entry Class A Note shall be deemed to have made one of the foregoing representations by its acquisition of such Class A Note.

                  Neither the Issuer nor the Indenture Trustee is obligated to register the Class B Notes under the 1933 Act or any other securities law. Any transfer in violation of the provisions of this Section 2.3 shall be void ab initio.

     The Class B Notes shall bear legends stating that they have not been registered under the Securities Act and are subject to the restrictions on transfer described in this Section 2.3(a). By purchasing a Class B Note, each purchaser shall be deemed to have agreed to such restrictions on transfer.

     (b) The Class A Notes shall be held in book-entry form, and with respect thereto:

          (i) the Note Registrar, the Note Insurer and the Indenture Trustee will be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Class A Notes and the giving of instructions or directions hereunder) as the sole holder of the Class A Notes, and shall have no obligation to the Note Owners;

          (ii) the rights of Note Owners will be exercised only through the Clearing Agency and will be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Depository Agreement;

          (iii) whenever this Indenture or any of the Basic Documents requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Class A Note Balance, the Clearing Agency will be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Class A Notes and has delivered such instructions to the Indenture Trustee; and

          (iv) without the consent of the Indenture Trustee, no such Class A Note may be transferred by the Clearing Agency except to a successor Clearing Agency that agrees to hold such Class A Note for the account of the Note Owners or except upon the election of the Note Owner thereof or a subsequent transferee to hold such Class A Note in physical form.

     None of the Indenture Trustee, the Note Registrar or the Note Insurer shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Note an interest in which is transferable through the facilities of the Clearing Agency.

     If (i)(A) the Issuer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Class A Notes as described in the Depository Agreement and (B) the Issuer is unable to locate a qualified successor with respect to which (unless a Note Insurer Default shall have occurred and be continuing) the Note Insurer has provided its prior written consent, (ii) the Issuer at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Event of Default, the Controlling Party advises the Indenture Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency with respect to the Class A Notes is no longer in the best interests of the related Note Owners, then the Indenture Trustee shall notify all such Note Owners and the
Note Insurer, through the Clearing Agency, and the Note Insurer of the occurrence of any such event and of the availability of definitive Notes to such Note Owners requesting the same. Upon surrender to the Indenture Trustee of the Notes by the Clearing Agency accompanied by registration instructions from the Clearing Agency, the Indenture Trustee shall issue definitive Class A Notes and deliver such definitive Class A Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar, the Note Insurer, or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of definitive Class A Notes, the Indenture Trustee shall recognize the Holders of the definitive Class A Notes as Noteholders hereunder.

     (c) In order to preserve the exemption for resales and transfers provided by Rule 144A under the Securities Act, the Issuer shall provide to any Holder of a Class B Note and any prospective purchaser designated by such Holder, upon request of such Holder or such prospective purchaser, such information required by Rule 144A as will enable the resale of such Class B Note to be made pursuant to Rule 144A. The Servicer and the Indenture Trustee shall cooperate with the Issuer in providing the Issuer such information regarding the Class B Notes, the Trust Property and other matters regarding the Issuer as the Issuer shall reasonably request to meet its obligations under the preceding sentence.

     (d) Upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Indenture Trustee shall, subject to Section 2.3(a), authenticate, and deliver, in the name of the designated transferee or transferees, one or more new Notes of such Class in authorized denominations of a like aggregate amount dated the date of authentication by the Indenture Trustee. At the option of a Holder, Notes may be exchanged for other Notes of such Class in authorized denominations of a like aggregate amount upon surrender of the Notes to be exchanged at the Corporate Trust Office.

     (e) Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Note surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Indenture Trustee in accordance with its customary practice.

     (f) No service charge shall be made for any registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Notes.

     SECTION 2.4 Mutilated, Destroyed, Lost, or Stolen Notes. If (a) any mutilated Note shall be surrendered to the Note Registrar, or if the Note Registrar shall receive evidence to its satisfaction of the destruction, loss, or theft of any Note and (b) there shall be delivered to the Note Insurer, the Issuer, the Indenture Trustee and the Note Registrar such security or indemnity as may be required by it to hold the Note Insurer, the Issuer, the Indenture

Trustee, the Note Registrar and the Note Insurer harmless, then in the absence of notice that such Note shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost, or stolen Note, a new Note of the same Class. In connection with the issuance of any new Note under this Section, the Indenture Trustee and the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Note issued pursuant to this Section shall constitute valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits of this Indenture, as if originally issued, whether or not the lost, stolen, or destroyed Note shall be found at any time.

     SECTION 2.5 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the
Note Insurer, the Note Registrar and any agent of the Issuer, the Indenture Trustee, the Note Insurer or the Note Registrar may treat the Person in whose name any Note shall be registered (as of the Record Date) as the owner of such Note for the purpose of receiving distributions pursuant to Section 5.12 of the Sale and Servicing Agreement and Sections 3.2 and 5.2 hereof and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Insurer nor the Note Registrar nor any such agent shall be bound by any notice to the contrary.

     SECTION 2.6 Access to List of Noteholders' Names and Addresses. The Indenture Trustee shall furnish or cause to be furnished to the Master Servicer, the Back-up Servicer or the Note Insurer within 15 days after receipt by the Indenture Trustee of a request therefor from the Master Servicer, the Back-up Servicer or the Note Insurer in writing, a list, in such form as the Master Servicer, the Back-up Servicer or the Note Insurer may reasonably require, of the names and addresses of the Noteholders as of the most recent Record Date. If three or more Noteholders, or one or more Holders of Notes aggregating not less than 10% of the Note Balance, apply in writing to the Indenture Trustee, and such application states that the applicants desire to communicate with other Noteholders with respect to their rights under this Indenture or under the Notes and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Indenture Trustee shall, within five Business Days after the receipt of such application, make available to such Noteholders access during normal business hours to the current list of Noteholders. Each Holder, by receiving and holding a Note, shall be deemed to have agreed to hold none of the Master Servicer, the Back-up Servicer, the Note Insurer nor the Indenture Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION 2.7 Maintenance of Office or Agency. The Indenture Trustee shall maintain in Minneapolis, Minnesota, an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange and an office in Minneapolis, Minnesota where notices and demands to or upon the Indenture Trustee in respect of the Notes and this Indenture may be served. The Indenture Trustee initially designates the Corporate Trust Office as specified in this Indenture as its office for such purposes. The Indenture Trustee shall give prompt written notice to the Master Servicer, the Back-up Servicer, the
Note Insurer and to Noteholders of any change in the location of the Note Register or any such office or agency.

     SECTION 2.8 Payment of Principal and Interest; Defaulted Interest.

     (a) Each Class of Notes shall accrue interest as provided in the form of the Notes set forth in Exhibits A-1, A-2, A-3 and B and such interest shall be due and payable on each Distribution Date as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid as set forth in Section 5.12(a) of the Sale and Servicing Agreement. In furtherance of and in limitation of the foregoing, each Noteholder, by its acceptance of a Note, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Spread Account Agreement prior to the release of such monies pursuant to Section 3.03(b) of the Spread Account Agreement, such monies being held in trust for the benefit of the Secured Parties. The principal of each Note shall be payable in installments on each Distribution Date as provided in the form of the Notes set forth in Exhibits A-1, A-2, A-3 and B. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes may become due and payable, if not previously paid, upon the occurrence of an Event of Default in the manner provided in
Section 5.2. All principal payments on the Notes shall be made as provided in
Section 5.2 hereof and in Section 5.12(a) of the Sale and Servicing Agreement, as applicable. Upon written notice from the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemption of the Notes shall be mailed to Noteholders as provided in Section 10.2. If the Issuer defaults in a payment of interest on any Class of the Notes, the Issuer shall pay any Class A-1 Interest Carryover Shortfall, Class A-2 Interest Carryover Shortfall, Class A-3 Interest Carryover Shortfall and Class B Interest Carryover Shortfall on subsequent Distribution Dates pursuant to Section 5.12(a) of the Sale and Servicing Agreement.

     (b) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Indenture Trustee, the Indenture Trustee shall, if the Note Insurer has paid any amount in respect of the Class A Notes under the Note Policy or otherwise which has not been reimbursed to it, deliver such surrendered Class A Notes to the
Note Insurer.

     SECTION 2.9 Cancellation. Subject to Section 2.8(b), all Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. Subject to Section 2.8(b), the Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. Subject to Section 2.8(b), all canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall timely direct by an Issuer Order that such Notes be destroyed or returned to it; provided that such Notes have not been previously disposed of by the Indenture Trustee prior to its receipt of such Issuer Order.

     SECTION 2.10 Release of Collateral. The Indenture Trustee shall, on or after the Termination Date, release and shall cause the Trust Collateral Agent to release any remaining portion of the Trust Property from the lien created by this Indenture and shall cause the Trust Collateral Agent to deposit in the Collection Account any funds then on deposit in any other Trust Account. The Indenture Trustee shall release property from the lien created by this Indenture pursuant to this Section only upon receipt by the Indenture Trustee and the Note Insurer of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel meeting the applicable requirements of Section 11.1.

                                  ARTICLE III
                                    COVENANTS

     SECTION 3.1 Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed to the Noteholders all amounts on deposit in the Class A Note Distribution Account and Class B Note Distribution Account on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement for the benefit of the Notes. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of the Notes and this Indenture.

     SECTION 3.2 Maintenance of Office or Agency. The Issuer will maintain in Minneapolis, Minnesota, an office or agency where Notes may be surrendered for registration of transfer or exchange, and an office in Minneapolis, Minnesota where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee and the Note Insurer of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee or the Note Insurer with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     SECTION 3.3 Money for Payments to be Held in Trust. (a) On or before each Distribution Date and the Redemption Date, the Issuer shall deposit or cause to be deposited in the Class A Note Distribution Account and the Class B Note Distribution Account, as applicable, from the Collection Account, an aggregate sum sufficient to pay the amounts then becoming due under the applicable Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

     (b) The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Note Insurer an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee and the Note Insurer notice of any default by the Issuer of which a Responsible Officer has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, or, prior to the Termination Date, the Note Insurer, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith in each case, as instructed by the Issuer.

     (c) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such a payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     (d) Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request, with the written consent of the
Note Insurer (unless an Insurer Default shall have occurred and be continuing) if the Termination Date has not occurred; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Note Insurer or the Trust Collateral Agent with the Indenture Trustee for the payment of principal or interest on the Notes, to the extent any amounts are owing to the Note Insurer, such amounts shall be paid promptly to the Note Insurer upon the Indenture Trustee's receipt of a written request by the Note Insurer to such effect; and provided, further, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     SECTION 3.4 Existence. Except as otherwise permitted by the provisions of
Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Property.

     SECTION 3.5 Protection of Trust Property. The Issuer intends the security interest granted pursuant to this Indenture in favor of the Indenture Trustee, the Noteholders and the Note Insurer to be prior to all other Liens in respect of the Trust Property, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee, the Noteholders and the Note Insurer, a first Lien on and a first priority, perfected security interest in the Trust Property. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) grant more effectively all or any portion of the Trust Property or maintain the Trust Property free and clear of all Liens other than the Lien created hereby;

          (ii) maintain or preserve the Lien and security interest (and the priority thereof) in favor of the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, created by this Indenture or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any grant made or to be made by this Indenture;

          (iv) enforce any of the Collateral;

          (v) preserve and defend title to the Trust Property and the rights of the Indenture Trustee, the Noteholders and the Note Insurer in such Trust Property against the claims of all persons and parties; and

          (vi) pay all taxes or assessments levied or assessed upon the Trust Property when due.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute, upon request, any financing statement, continuation statement or other instrument required to be executed by the Issuer pursuant to this Section.

          SECTION 3.6 Opinions as to Trust Property.

     (a) On the Closing Date and on the date of each indenture supplement hereto, if any, the Issuer shall furnish to the Indenture Trustee and the Note Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, and indentures supplemental hereto and other requisite documents and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority Lien and security interest in favor of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

     (b) Within 30 days after the beginning of each calendar year, beginning with the first calendar year beginning more than three months after the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Note Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such Lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until the 30th day to occur in the following calendar year.

     SECTION 3.7 Performance of Obligations; Servicing of Receivables.

     (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Property or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Basic Documents or such other instrument or agreement.

     (b) The Issuer may contract with other Persons acceptable to the Note Insurer to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Note Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Master Servicer, and the Master Servicer has agreed to assist the Issuer in performing its duties under this Indenture.

     (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Property, including, but not limited to, preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Basic Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Note Insurer (unless an Insurer Default has occurred and is continuing).

     (d) The Issuer shall promptly notify the Indenture Trustee, the Note Insurer and the Rating Agencies of the occurrence of an Event of Default, and, if the Issuer shall have actual knowledge of the occurrence of a Servicer Default or Back-up Servicer Default, a Servicer Default or Back-up Servicer Default in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If an Event of Default, Servicer Default or Back-up Servicer Default shall arise from the failure of the Back-up Servicer or the Master Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

     (e) The Issuer agrees that it will not waive timely performance or observance by the Master Servicer, the Back-up Servicer or the Transferor of their respective duties under the Basic Documents, prior to the Termination Date without the prior written consent of the Note Insurer (unless an Insurer Default shall have occurred and be continuing), or if the effect thereof would adversely affect the Holders of the Notes or the Note Insurer.

     SECTION 3.8 Negative Covenants.

     So long as any Notes are Outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Indenture or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Property, unless directed to do so by the Indenture Trustee with the prior written consent of the Note Insurer (unless an Insurer Default shall have occurred and be continuing);

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Property;

          (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Property or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the Lien of this Indenture not to constitute a valid perfected first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Property or (D) amend, modify or fail to comply with the provisions of the Basic Documents, prior to the Termination Date, without the prior written consent of the
     Note Insurer; or

          (iv) engage in any business or activity other than as permitted by the Trust Agreement;

          (v) incur or assume any indebtedness or guarantee any indebtedness of any Person, except for such indebtedness incurred pursuant to Section 3.10; or

          (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person, other than in compliance with Section 3.10.

     SECTION 3.9 Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, the Rating Agencies, the Note Insurer and the Noteholders on or before March 31 of each year beginning in the year 2003, an Officer's Certificate dated as of the previous December 31 stating, as to the Authorized Officer signing such Officer's Certificate, that

          (i) a review of the activities of the Issuer during the preceding 12-month period (or, for the initial certificate, for such shorter period as may have elapsed from the initial issuance of the Notes to such December
     31st) and of performance under this Indenture has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     SECTION 3.10 Issuer May Consolidate, Etc. Only on Certain Terms.

     (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, and prior to the Termination Date, the Note Insurer, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Note Insurer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, the Note Insurer, any Noteholder or the Certificateholder;

          (v) any action as is necessary to maintain the Lien and security interest created by this Indenture shall have been taken;

          (vi) so long as no Insurer Default shall have occurred and be continuing, the Issuer shall have given the Note Insurer written notice of such consolidation or merger at least twenty (20) Business Days prior to the consummation of such action and shall have received the prior written approval of the Note Insurer of such consolidation or merger and the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger; and

          (vii) the Issuer shall have delivered to the Indenture Trustee and the
     Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Section 3.10 and that all conditions precedent herein provided for relating to such transaction have been complied with.

     (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Property, to any Person, unless:

          (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, and prior to the Termination Date, the Note Insurer, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each of the Basic Documents on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes and (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer and the
     Note Insurer against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel and shall have delivered copies thereof to the Indenture Trustee and the Note Insurer to the effect that such transaction will not have any material adverse tax consequence to the Issuer, the Note Insurer, any Noteholder or any Certificate holder;

          (v) any action as is necessary to maintain the Lien and security interest created by this Indenture shall have been taken;

          (vi) so long as no Note Insurer Default shall have occurred and be continuing, the Issuer shall have given the Note Insurer written notice of such conveyance or transfer at least twenty (20) Business Days prior to the consummation of such action and shall have received the prior written approval of the Note Insurer of such conveyance or transfer and the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer; and

          (vii) the Issuer shall have delivered to the Indenture Trustee and the
     Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Section 3.10 and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 3.11 Successor or Transferee.

     (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

     (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice from the Issuer to the Indenture Trustee and the Note Insurer stating that the Issuer is to be so released.

     SECTION 3.12 No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto. After the Pre-Funding Period, the Issuer shall not fund the acquisition of any additional Receivables.

     SECTION 3.13 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, (ii) obligations owing from time to time to the Note Insurer under the Insurance Agreement and the other Basic Documents and (iii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used exclusively to fund the Issuer's purchase of the Receivables and the other assets specified in the Sale and Servicing Agreement, to fund the required deposits in the Spread Account, the Pre-Funding Account and the Capitalized Interest Account and to pay the Issuer's organizational, transactional and start-up expenses.

     SECTION 3.14 Servicer's Obligations. The Issuer shall cause the Servicer to comply with Sections 4.12, 4.13, 4.14 and 5.15 of the Sale and Servicing Agreement.

     SECTION 3.15 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     SECTION 3.16 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     SECTION 3.17 Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Basic Document.

     SECTION 3.18 Restricted Payments. Except as expressly permitted by the Basic Documents, the Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, the Master Servicer or the Back-up Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Master Servicer, the Back-up Servicer, the Owner Trustee, the Indenture Trustee, the Trust Collateral Agent, the Collateral Agent, the Note Insurer and the Certificateholder as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement, the Spread Account Agreement and the Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account or any other Trust Account except in accordance with this Indenture and the Basic Documents.

     SECTION 3.19 Notice of Events of Default. Upon a Responsible Officer of the Owner Trustee having actual knowledge or receipt of written notice thereof, the Issuer agrees to give the Indenture Trustee, the Trust Collateral Agent, the
Note Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Servicer, the Master Servicer, the Back-up Servicer or the Transferor of its obligations under the Sale and Servicing Agreement.

     SECTION 3.20 Further Instruments and Acts. Upon request of the Indenture Trustee or the Note Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     SECTION 3.21 Income Tax Characterization. For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will, and each Noteholder by such Noteholder's acceptance thereof agrees to, treat the Notes as indebtedness of the Issuer and hereby instructs the Indenture Trustee to treat the Notes as indebtedness of the Issuer for federal and state tax reporting purposes.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

     SECTION 4.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.7, 3.8, 3.10, 3.12, 3.13, 3.14, 3.15, 3.16, 3.17, 3.19, 3.20 and 3.21, (v) the
rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2), and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

          (A) either

          (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.4 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation and the Note Policy has expired and been returned to the Note Insurer for cancellation; or

          (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

               (i) have become due and payable,

               (ii) will become due and payable at the Class A-1 Stated Final Maturity Date, Class A-2 Stated Final Maturity Date, Class A-3 Stated Final Maturity Date or Class B Stated Final Maturity Date, as the case may be, within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) of this clause (2), has irrevocably deposited or caused to be irrevocably deposited with the Trust Collateral Agent cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Class A-1 Stated Final Maturity Date, Class A-2 Stated Final Maturity Date, Class A-3 Stated Final Maturity Date or Class B Stated Final Maturity Date, as the case may be, or the Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1), as the case may be;

          (B) the Issuer has paid or caused to be paid all Issuer Secured Obligations and has paid or caused to be paid all of its obligations to the
     Note Insurer;

          (C) the Issuer has delivered to the Indenture Trustee and the Note Insurer an Officer's Certificate, an Opinion of Counsel and if required by the Indenture Trustee or the Note Insurer an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

          (D) upon the satisfaction and discharge of the Indenture pursuant to this Section 4.1, the Indenture Trustee shall deliver to the Owner Trustee and the Note Insurer a certificate of a Responsible Officer stating (i) that the Note Insurer, Noteholders and the Indenture Trustee have been paid all amounts owed to them, and (ii) to the best knowledge of such Responsible Officer, either (a) stating that no claims remain against the Issuer, or (b) that the only pending or threatened claims known to such Responsible Officer (including contingent and unliquidated claims) are those listed on a schedule to such certificate.

     SECTION 4.2 Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

     SECTION 4.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                   ARTICLE V
                                    REMEDIES

     SECTION 5.1 Event of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) default in the payment of any interest on any Class A-1 Note, Class A-2 Note or Class A-3 Note when the same becomes due and payable (solely for purposes of this clause, a payment on the Notes funded by the Note Insurer or the Collateral Agent from the Spread Account shall be deemed to be a payment made by the Issuer);

          (ii) default in the payment of the principal of or any installment of the principal of any Note on the Class A-1 Stated Final Maturity Date, Class A-2 Stated Final Maturity Date, Class A-3 Stated Final Maturity Date or Class B Stated Final Maturity Date (solely for purposes of this clause, a payment on the Notes funded by the Note Insurer or the Collateral Agent from the Spread Account, shall be deemed to be a payment made by the Issuer);

          (iii) so long as an Insurer Default shall not have occurred and be continuing (and the Note Policy has not expired in accordance with its terms following payment in full of the Class A Notes and all amounts due to the Note Insurer have been paid in full), an Insurance Agreement Indenture Cross Default shall have occurred; provided, however, that the occurrence of an Insurance Agreement Indenture Cross Default resulting from an event of bankruptcy, insolvency, receivership or liquidation of the Originator, the Transferor or the Master Servicer may not form the basis of an Event of Default under this Indenture; provided further, however, that the occurrence of an Insurance Agreement Indenture Cross Default may not form the basis of an Event of Default unless the Note Insurer shall, upon prior notice to the Rating Agencies, have delivered to the Issuer and the Indenture Trustee and not rescinded a written notice specifying that such Insurance Agreement Indenture Cross Default constitutes an Event of Default under this Indenture;

          (iv) so long as an Insurer Default shall have occurred and be continuing (or the Note Policy has expired in accordance with its terms following payment in full of the Class A Notes and all amounts due to the
     Note Insurer have been paid in full), default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, in any Basic Document or in any certificate or any other writing delivered pursuant hereto or in connection herewith or therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall (A) materially and adversely affect the Noteholders or the Note Insurer and (B) continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Majority Noteholders or the Note Insurer, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (v) so long as an Insurer Default shall have occurred and be continuing (or the Note Policy has expired in accordance with its terms following payment in full of the Class A Notes and all amounts due to the
     Note Insurer have been paid in full), the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Property, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

          (vi) so long as an Insurer Default shall have occurred and be continuing (or the Note Policy has expired in accordance with its terms following payment in full of the Class A Notes and all amounts due to the
     Note Insurer have been paid in full), the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Property, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing;

          (vii) the Issuer being treated as an association (or publicly traded partnership) taxable as a corporation for federal or state income tax purposes; or

          (viii) the Issuer or the Transferor being treated as an investment company pursuant to the Investment Company Act of 1940, as amended.

SECTION 5.2       Rights Upon Event of Default.
                  ----------------------------

     (a) If (i) an Event of Default described in clause (iii), (vii) or (viii) of Section 5.1 shall have occurred, the Note Insurer so declares, the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under this Indenture and the Basic Documents shall become immediately due and payable, (ii) an Event of Default described in clause
(i) or (ii) of Section 5.1 shall have occurred, the Indenture Trustee, if so requested in writing by the Note Insurer, or, if an Insurer Default has occurred and is continuing,

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

the Majority Noteholders, shall declare the entire principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under this Indenture and the other Basic Documents to be immediately due and payable, or (iii) an Event of Default described in clause (iv), (v) or (vi) of
Section 5.1 shall have occurred, the Indenture Trustee, if so requested in writing by the Majority Noteholders, shall declare the entire principal amount of the Notes and interest accrued and unpaid thereon and all other amounts payable under this Indenture and the other Basic Documents to be immediately due and payable.

     (b) If an Event of Default occurs and the Notes have been accelerated, the Indenture Trustee may exercise any of the remedies specified in Section 5.4(a). Payments following acceleration of any Notes shall be applied by the Indenture
Trustee:

          FIRST: to the Master Servicer, the Servicing Fee; to the Back-up Servicer, the Back-up Servicer Fee or Successor Servicer Fee, as applicable; to the Indenture Trustee, the Collateral Agent and the Trust Collateral Agent, the Trust Collateral Agent's Fees and the reasonable out-of-pocket expenses of the Indenture Trustee incurred pursuant to
     Section 6.7 hereof; and to the Owner Trustee, the Owner Trustee's Fees and expenses, in each case, for such Distribution Date and together with all such unpaid fees from prior Distribution Dates;

          SECOND: to Holders of Class A-1, Class A-2 and Class A-3 Notes pro rata to the Noteholders of such Class for amounts due and unpaid on the Class A-1, Class A-2 and Class A-3 Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

          THIRD: to Holders of Class A-1, Class A-2 and Class A-3 Notes pro rata to the Noteholders of such Class for amounts due and unpaid on the Class A-1, Class A-2 and Class A-3 Notes for principal, according to the aggregate principal balance of the Class A-1, Class A-2 and Class A-3 Notes;

          FOURTH: to the Note Insurer, the Premium and all other amounts payable to it under the Insurance Agreement;

          FIFTH: to Holders of Class B Notes for amounts due and unpaid on the Class B Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

          SIXTH: to Holders of Class B Notes for amounts due and unpaid on the Class B Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal; and

          SEVENTH: to the Certificateholder, all remaining amounts.

     (c) In the event any Notes are accelerated due to an Event of Default, the
Note Insurer shall have the right (in addition to its obligation to pay Scheduled Payments on the Notes in accordance with the Note Policy), but not the obligation, to make payments under the Note Policy or otherwise of interest and principal due on the Class A Notes, in whole or in part, on any date or dates following such acceleration as the Note Insurer, in its sole discretion, shall elect.

     (d) At any time after declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Note Insurer, or, if the Termination Date has occurred or an Insurer Default shall have occurred and be continuing, the Majority Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

               (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred, which funds shall be deposited into the Class A Note Distribution Account and the Class B Note Distribution Account, as applicable;

               (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel, which funds shall be deposited into the Collection Account; and

               (C) all sums paid or advanced by or due to the Note Insurer and any unpaid Premium, which funds shall be paid to the Note Insurer; and

          (ii) all Events of Default, other than the nonpayment of the interest on or the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

     SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

     (a) The Issuer hereby irrevocably and unconditionally appoints the Indenture Trustee as the true and lawful attorney-in-fact of the Issuer, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Indenture Trustee as well as in the name, place and stead of the Issuer such acts, things and deeds for or on behalf of and in the name of the Issuer under this Indenture (including specifically under Section 5.4) and under the Basic Documents which the Issuer could or might do or which may be necessary, desirable or convenient in the Indenture Trustee's sole discretion to effect the purposes contemplated hereunder and under the Basic Documents and, without limitation, following the occurrence of an Event of Default, prior to the Termination Date, acting at the instruction or with the consent of the Note Insurer (so long as no

Insurer Default shall have occurred and be continuing), and thereafter acting at the instruction or with the consent of the Majority Noteholders, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Property.

     (b) Notwithstanding anything to the contrary contained in this Indenture (including, without limitation, Sections 5.4(a), 5.12, 5.13 and 5.16) if an Event of Default shall have occurred and be continuing, the Indenture Trustee, prior to the Termination Date, may with the prior written consent of the Note Insurer or shall at the direction of the Note Insurer (so long as no Insurer Default shall have occurred and be continuing), and thereafter may at its discretion, proceed to protect and enforce its rights and the rights of the Noteholders and the Note Insurer by such appropriate proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for specific performance of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (c) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Property proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of the Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, bad faith or willful misconduct.

     (d) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (e) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes and the Note Insurer.

     (f) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

SECTION 5.4       Remedies.
                  --------

     (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may (but, prior to the Termination Date, only with the prior written consent of the Note Insurer (unless an Insurer Default shall have occurred and be continuing)) and shall at the instruction of the Note Insurer (unless an Insurer Default shall have occurred and be continuing) do any one or more of the following:

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or to the
     Note Insurer under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Property;

          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes and the Note Insurer; and

          (iv) direct the Trust Collateral Agent to sell the Trust Property or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not direct the Trust Collateral Agent to sell or otherwise liquidate the Trust Property following an Event of Default unless

     (X)  (I) such Event of Default is of the type described in Section 5.1(i),
          (ii), (iii), (vii) or, (viii); or

     (II) such Event of Default is of the type described in Section 5.1(iv), (v) or (vi) and the Majority Noteholders consent thereto;

     and

     (Y) either (i) the proceeds of such sale or liquidation would be in an amount sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest; or (ii) the Indenture Trustee determines that the Trust Property will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable;

     provided, however, that, subject to Section 6.1, the Indenture Trustee shall have the right to decline following any such direction if the Indenture Trustee, being advised by an Opinion of Counsel, determines that the action may not lawfully be taken, or if the Indenture Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be illegal or subject it to personal liability.

     SECTION 5.5 Optional Preservation of the Trust Property. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, prior to the Termination Date with the prior written consent of the Controlling Party, but need not unless directed by the Controlling Party prior to the Termination Date, elect to direct the Trust Collateral Agent to maintain possession of the Trust Property. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to direct the Trust Collateral Agent to maintain possession of the Trust Property. In determining whether to direct the Trust Collateral

Agent to maintain possession of the Trust Property, the Indenture Trustee may, but need not unless directed by the Controlling Party prior to the Termination Date, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Property for such purpose.

     SECTION 5.6 [RESERVED](a)

     SECTION 5.7 Limitation of Suits. (a) No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (ii) the Holders of not less than 25% of the Outstanding Note Balance of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings;

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Noteholders; and

          (vi) an Insurer Default shall have occurred and be continuing;

it being understood and intended that no one or more Holders of the Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of the Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     (b) In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of the Notes, each representing less than a majority of the Outstanding Note Balance, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     SECTION 5.8 Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 5.9 Restoration of Rights and Remedies. If the Indenture Trustee, the Note Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Note Insurer or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Note Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

     SECTION 5.10 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Note Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, by the Note Insurer or by the Noteholders, as the case may be.

     SECTION 5.12 Control by Controlling Party. The Note Insurer, if the Note Insurer is the Controlling Party, and otherwise the Indenture Trustee, at the direction of the Majority Noteholders, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) subject to the express terms of Section 5.4, if the Note Insurer is not the Controlling Party, any direction to the Indenture Trustee to sell or liquidate the Trust Property shall be by the Holders representing not less than 100% of the Outstanding Note Balances;

          (iii) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Property pursuant to such Section, then any direction to the Indenture Trustee by the Majority Noteholders to sell or liquidate the Trust Property shall be of no force and effect; and

          (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Indenture Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be illegal or subject it to personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction.

     SECTION 5.13 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.4, the Note Insurer (provided no Insurer Default shall have occurred and be continuing) or the Majority Noteholders (if an Insurer Default shall have occurred and be continuing), may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred and the Issuer, the Indenture Trustee, the Note Insurer and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     SECTION 5.14 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

     SECTION 5.15 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Property or upon any of the assets of the Issuer.

     SECTION 5.17 Performance and Enforcement of Certain Obligations.

     (a) Promptly following a request from the Indenture Trustee or, prior to the Termination Date, the Note Insurer, to do so and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee or the
Note Insurer may request to compel or secure the performance and observance by the Transferor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, or prior to the Termination Date, the Note Insurer, including the transmission of notices of default on the part of the Transferor or the Servicer thereunder and the institution of legal or administrative actions or Proceedings to compel or secure performance by the Transferor or the Servicer of each of their obligations under the Sale and Servicing Agreement.

     (b) If an Event of Default has occurred, the Indenture Trustee may, prior to the Termination Date with the prior written consent of the Note Insurer (so long as an Insurer Default shall not have occurred and be continuing), or the Indenture Trustee shall at the written direction of the Note Insurer, and after the Termination Date, at the written direction of the Majority Noteholders, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Transferor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Transferor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

     SECTION 5.18 Subrogation. The Note Insurer shall, to the extent it makes any payment with respect to the Class A Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Class A Notes by or on behalf of the Note Insurer, each Class A Noteholder shall be deemed, without further action, to have directed the Indenture Trustee to assign to the Note Insurer all rights to the payment of interest or principal with respect to the Class A Notes which are then due for payment to the extent of all payments made by the Note Insurer and the Note Insurer may exercise any option, vote, right, power or the like with respect to the Class A Notes to the extent that it has made payment pursuant to the Note Policy. Notwithstanding the foregoing, the order of priority of payments to be made pursuant to Section 5.12(a) of the Sale and Servicing Agreement shall not be modified by this Section 5.18. To evidence such subrogation, the Note Registrar shall note the Note Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Note Insurer of proof of payment by the Note Insurer of any Scheduled Payment.

     SECTION 5.19 Preference Claims; Direction of Proceedings.

     (a) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any Scheduled Payment paid on a Class A Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Note Insurer, shall comply with the provisions of the Note Policy to obtain payment by the Note Insurer of such avoided payment, and shall, at the time it provides notice to the Note Insurer, notify Class A Noteholders by mail that, in the event that any Class A Noteholder's payment is so recoverable, such Class A Noteholder will be entitled to payment pursuant to the terms of the Note Policy. Pursuant to the terms of the Note Policy, the Note Insurer will make such payment on behalf of the Class A Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Note Policy) and not to the Indenture Trustee or any Class A Noteholder directly (unless a Class A Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Note Insurer will make such payment to the Indenture Trustee for payment, in accordance with the instructions to be provided by the Note Insurer, to such Class A Noteholder upon proof of such payment reasonably satisfactory to the Note Insurer).

     Each Notice of Claim shall provide that the Indenture Trustee, on its behalf and on behalf of the Class A Noteholders, thereby appoints the Note Insurer as agent and attorney-in-fact for the Indenture Trustee and each Noteholder in any legal proceeding with respect to the Notes. The Indenture Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Indenture Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any payment made with respect to the Class A Notes. Each Holder of Class A Notes, by its purchase of Class A Notes, and the Indenture Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Note Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Note Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, the Note Insurer shall be subrogated to, and each Class A Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Class A Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

     SECTION 6.1 Duties of Indenture Trustee.

     (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall follow such instructions and directions as it may receive pursuant to Section 5.2 hereof and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) Except during the continuance of an Event of Default:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Basic Documents and no implied covenants or obligations shall be read into this Indenture or the Basic Documents against the Indenture Trustee; and

          (ii) in the absence of bad faith, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture and the Basic Documents; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture and the Basic Documents.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Indenture Trustee unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

     (d) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture.

     (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (f) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

     (g) Without limiting the generality of this Section, the Indenture Trustee shall have no duty (A) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance on the Financed Vehicles or Obligors or to effect or maintain any such insurance, (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Collateral, (D) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or the Sale and Servicing Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, or (E) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Issuer's, the Transferor's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer under the Sale and Servicing Agreement.

     (h) Delivery of any reports, information and documents to the Indenture Trustee provided for herein is for information purposes only and the Indenture Trustee's receipt of such shall not constitute constructive knowledge of any information contained therein or determinable from information contained therein, including the Servicer's or Transferor's compliance with any of its representations, warranties or covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officer's Certificates).

     (i) In no event shall Wells Fargo, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Trust Statute, common law, or the Trust Agreement.

     (j) The Indenture Trustee shall, upon reasonable prior notice to the Indenture Trustee by the Note Insurer, permit any representative of the Note Insurer, during the Indenture Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Indenture Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Indenture Trustee's affairs and actions, as such affairs and actions relate to the Indenture Trustee's duties with respect to the Notes, with the Indenture Trustee's officers and employees responsible for carrying out the Indenture Trustee's duties with respect to the Notes.

     (k) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     SECTION 6.2 Rights of Indenture Trustee.

     Except as otherwise provided in Section 6.1,

     (a) before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate and/or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

     (b) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

     (c) the Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (d) the Indenture Trustee may consult with counsel, and the written advice or Opinion of Counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the written advice or opinion of such counsel.

     (e) the Indenture Trustee shall be under no obligation to exercise any of the rights and powers vested in it by this Indenture or the other Basic Documents, or to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders of Notes shall have offered to the Indenture Trustee reasonable security or indemnity reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee shall, upon the occurrence of an Event of Default (that has not been cured or waived), exercise the rights and powers vested in it by this Indenture with the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (f) except during the continuance of an Event of Default, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Majority Noteholders or the Note Insurer; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity reasonably satisfactory to the Indenture Trustee against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the requesting Holders, or, if paid by the Indenture Trustee, shall be reimbursed by the requesting Holders upon demand.

     SECTION 6.3 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Section 6.15.

     SECTION 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Property or the Notes, shall not be accountable for the Issuer's use of the proceeds from the Notes, and shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than, the Indenture Trustee's certificate of authentication.

     SECTION 6.5 Notice of Defaults. If an Event of Default occurs and is continuing and if written notice of the existence thereof has been delivered to, a Responsible Officer of the Indenture Trustee or a Responsible Officer of the Indenture Trustee has actual knowledge thereof, the Indenture Trustee shall mail to the Note Insurer, the Rating Agencies and each Noteholder notice of the Event of Default within 5 days after such knowledge or notice occurs.

     SECTION 6.6 Reports by Indenture Trustee to Holders. The Indenture Trustee shall on behalf of the Issuer deliver to each Noteholder such information in its possession as may be reasonably required to enable such Holder to prepare its federal and state income tax returns. Within 60 days after each December 31 beginning with the December 31 following the date of this Indenture, the Indenture Trustee shall mail to each Noteholder a brief report as of such December 31 that complies with TIA Section 313(a) if required by said section. The Indenture Trustee shall also comply with TIA Section 313(b). A copy of each such report required pursuant to TIA Section 313(a) or (b) shall, at the time of such transmission to Noteholders, be filed by the Indenture Trustee with the Commission and with each securities exchange, if any, upon which the Notes are listed, provided that the Issuer has previously notified the Indenture Trustee of such listing.

     SECTION 6.7 Compensation.

     (a) The Issuer shall, or shall cause the Servicer to, pay to the Indenture Trustee from time to time compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services, except any such expense as may be attributable to its willful misconduct, negligence or bad faith. Such expenses shall include securities transaction charges relating to the investment of funds (net of investment earnings) on behalf of the Indenture Trustee or the Trust Collateral Agent on deposit in the Trust Accounts (except for the Certificate Distribution

Account) and the reasonable compensation and reasonable expenses, disbursements and advances of the Indenture Trustee's counsel and of all persons not regularly in its employ. Unless the Indenture Trustee receives the written consent of the Controlling Party and the Rating Agency Condition has been satisfied, such reimbursable expenses may not exceed the aggregate sum of $50,000 over the term of the Notes.

     (b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in
Section 5.1(v) or (vi) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Basic Documents, the Indenture Trustee agrees that the obligations of the Issuer to the Indenture Trustee hereunder and under the Basic Documents shall not be recourse to the assets of the Issuer or any Noteholder.

     SECTION 6.8 Replacement of Indenture Trustee.

     (a) The Indenture Trustee may resign at any time by so notifying the Issuer and the Note Insurer in writing at least sixty days prior and upon the appointment and assumption of its obligations by a successor Indenture Trustee which shall be acceptable to the Note Insurer if such succession occurs prior to the Termination Date.

     (b) The Issuer, with the prior written consent of the Note Insurer (so long as it is the Controlling Party), may remove the Indenture Trustee if:

          (i) the Indenture Trustee fails to comply with Section 6.15;

          (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

          (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;

          (iv) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

          (v) the Indenture Trustee otherwise becomes legally incapable of acting.

     (c) The Note Insurer may remove the Indenture Trustee for any reason upon 30 days written notice.

     (d) If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee) prior to the Termination Date, the Issuer shall promptly appoint a successor Indenture Trustee acceptable to the Note Insurer. After the Termination Date, the Issuer may appoint a successor Indenture Trustee without the consent of the Note Insurer.

     (e) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, to the Note Insurer and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture subject to satisfaction of the Rating Agency Condition. The successor Indenture Trustee shall mail a notice of its succession to Noteholders, the Note Insurer and the Rating Agencies. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee and Trust Collateral Agent to the successor Indenture Trustee and successor Trust Collateral Agent, respectively.

     (f) If a successor Indenture Trustee that is, prior to the Termination Date, acceptable to the Note Insurer does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Majority Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee that is, prior to the Termination Date, acceptable to the Note Insurer.

     (g) If the Indenture Trustee fails to comply with Section 6.15, any Noteholder, prior to the Termination Date with the prior written consent of the
Note Insurer, may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee acceptable to the Note Insurer.

     (h) Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee acceptable to the Note Insurer pursuant to this Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee by the Servicer.

     (i) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Servicer's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

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

     SECTION 6.9 Successor Indenture Trustee by Merger.

     (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, provided it meets the eligibility requirements of
Section 6.12, without any further act shall be the successor Indenture Trustee. The Indenture Trustee shall provide the Rating Agencies and the Note Insurer written notice of any such transaction.

     (b) In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     SECTION 6.10 Appointment of Trust Collateral Agent. The Indenture Trustee hereby appoints Wells Fargo Bank Minnesota, National Association as the Trust Collateral Agent with respect to the Collateral.

     SECTION 6.11 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

     (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which the Issuer or any part of the Collateral may at the time be located, the Issuer and the Indenture Trustee acting jointly, prior to the Termination Date with the consent of the Note Insurer, shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the Note Insurer, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Issuer and the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.12 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e) Any and all amounts relating to the fees and expenses of the co-trustee or separate trustee will be borne by the Trust Property, such fees and expenses not to exceed the aggregate sum of $50,000 over the term of the Notes, unless the co-trustee or separate trustee receives the written consent of the Controlling Party and the Rating Agency Condition has been satisfied.

     SECTION 6.12 Eligibility. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee under this Agreement shall at all times be a corporation or banking association acceptable to the Note Insurer having an office in the same state as the location of the Corporate Trust Office as specified in this Indenture; organized and doing business under the laws of such state or the United States of America; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000; having long-term unsecured debt obligations which have at least the Required Long-Term Debt Rating and subject to supervision or examination by federal or state authorities. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee shall resign immediately.

SECTION 6.13 Trust Collateral Agent to Follow Indenture Trustee's Directions. The Indenture Trustee hereby authorizes the Trust Collateral Agent to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Indenture Trustee may direct and as are specifically authorized to be exercised by the Trust Collateral Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto.

     SECTION 6.14 Representations and Warranties of the Indenture Trustee.

     The Indenture Trustee represents and warrants to the Issuer as follows:

          (i) The Indenture Trustee is a national banking association, duly organized and validly existing under the laws of the United States and is authorized to conduct and engage in a banking and trust business under such laws.

          (ii) The Indenture Trustee has full corporate power, authority, and legal right to execute, deliver, and perform this Indenture, and shall have taken all necessary action to authorize the execution, delivery, and performance by it of this Indenture.

          (iii) This Indenture shall have been duly executed and delivered by the Indenture Trustee.

          (iv) This Indenture is a legal, valid and binding obligation of the Indenture Trustee enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity.

     SECTION 6.15 Disqualification of the Indenture Trustee. If the Indenture Trustee has or shall acquire a conflicting interest within the meaning of the TIA, the Indenture Trustee shall either eliminate such interest or resign to the extent in the manner provided by and subject to the provisions of this Indenture.

     SECTION 6.16 Waiver of Setoffs. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

     SECTION 6.17 Control by the Controlling Party. The Indenture Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party, except that if any Event of Default shall have occurred and be continuing, the Indenture Trustee shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Issuer.

     The parties expressly acknowledge and consent to Wells Fargo Bank Minnesota, National Association acting in the dual capacity of Trust Collateral Agent and in the capacity as Indenture Trustee. Wells Fargo Bank Minnesota, National Association may, in such dual capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank Minnesota, National Association of express duties set forth in this in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence and willful misconduct by Wells Fargo Bank Minnesota, National Association.

                                  ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS

     SECTION 7.1 Issuer To Furnish To Indenture Trustee Names and Addresses of Noteholders. The Note Registrar, on behalf of the Issuer, will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, and
(b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     SECTION 7.2 Preservation of Information; Communications to Noteholders. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished. Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes. The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

                                  ARTICLE VIII
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     SECTION 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other

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

intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to the Indenture or by the Trust Collateral Agent pursuant to the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it, or cause the Trust Collateral Agent to apply all money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Property, the Indenture Trustee may at the expense of the Transferor take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     SECTION 8.2 Release of Trust Property.

     (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may after the Termination Date, and when required by the provisions of this Indenture shall, and shall cause the Trust Collateral Agent to execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) The Indenture Trustee shall, at such time as there are no Notes outstanding and all amounts owing to the Note Insurer under the Basic Documents have been paid and all sums due the Indenture Trustee pursuant to Section 6.7 have been paid, release the Collateral from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA SectionSection 314(c) and 314(d)(1) meeting the applicable requirements of
Section 11.1.

     SECTION 8.3 Opinion of Counsel. The Indenture Trustee and the Note Insurer shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.2, accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Indenture Trustee, and prior to the Termination Date the Note Insurer, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders or the Note Insurer in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Property. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

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

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

     SECTION 9.1 Supplemental Indentures Without Consent of Noteholders. Without the consent of the Holders of any Notes but with the prior written consent of the Note Insurer (unless an Insurer Default shall have occurred and be continuing) and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Indenture Trustee, the Issuer, the Note Insurer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more amendments or indentures supplemental hereto, in form satisfactory to the Indenture Trustee and the Note Insurer, for any of the following purposes:

     (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

     (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

     (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

     (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect in any material respect the interests of the Holders of the Notes, as evidenced by satisfaction of the Rating Agency Condition with respect to such supplemental indenture; (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

     (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

     The Indenture Trustee is hereby authorized to join in the execution of any such amendment or supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     SECTION 9.2 Supplemental Indentures with Consent of Noteholders. (a) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, with the prior written consent of the
Note Insurer (or, if an Insurer Default shall have occurred and be continuing, with the consent of the Majority Noteholders), enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, subject to the express rights of the Note Insurer under the Basic Documents, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

     (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Amount with respect to the redemption of the Notes, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Property to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

     (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on the Redemption Date);

     (iii) reduce the percentage of the outstanding Note Balance of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

     (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

     (v) reduce the percentage of the outstanding Note Balance of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Property pursuant to Section 5.4;

     (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

     (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein;

     (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Property or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture; or

     (ix) modify any restrictions on and procedures for resale and other transfers for resale and other transfers of the Notes to reflect any change in applicable law or regulations (or the interpretation thereof) or practices relating to the resale or transfer of restricted securities generally.

     (b) The Indenture Trustee may determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     (c) It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     (d) Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Note Insurer and the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the amendments or modifications thereby of the trusts created by this Indenture, the Note Insurer and the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     SECTION 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.5 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

     SECTION 9.6 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

                                   ARTICLE X
                       REDEMPTION AND PREPAYMENT OF NOTES

     SECTION 10.1 Redemption and Prepayment. The Notes are subject to redemption by the Issuer in whole, but not in part, on any Distribution Date on which the Servicer exercises its option to purchase the Trust Property pursuant to Section 10.01(a) of the Sale and Servicing Agreement (such date, the "Redemption Date"); provided, however, that the Issuer has deposited with the Trust Collateral Agent funds sufficient to pay the Redemption Amount. The Issuer shall furnish the Note Insurer, the Indenture Trustee, the Trust Collateral Agent and the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this Section, the Issuer shall furnish notice of such election to the Note Insurer, the Trust Collateral Agent and the Indenture Trustee not later than 35 days prior to the Redemption Date and promptly upon giving such notice, the Issuer shall deposit or cause to be deposited with the Trust Collateral Agent in the Collection Account the Redemption Amount whereupon all the Notes shall be due and payable on the Redemption Date, together with other amounts due and owing at such time under the Basic Documents, upon the furnishing of a notice complying with Section 10.2 to each Holder of Notes and the Note Insurer.

     SECTION 10.2 Form of Redemption Notice. Notice of redemption under Section
10.1 shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Noteholder, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Noteholder's address appearing in the Note Register.

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

     All notices of redemption shall state:

     (i) the Redemption Date;

     (ii) the Redemption Amount;

     (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of the Notes and the place where the Notes are to be surrendered for payment of the Redemption Amount (which shall be the office or agency of the Issuer to be maintained as provided in Section 2.7); and

     (iv) that interest on the Notes shall cease to accrue on the Redemption Date (unless the Issuer shall default in the payment of the Redemption Price).

     Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any other Note.

     SECTION 10.3 Notes Payable on Redemption Date. The Notes shall, following notice of redemption as required by Section 10.2, on the Redemption Date become due and payable at the Redemption Amount and (unless the Issuer shall default in the payment of the Redemption Amount) no interest shall accrue on the Redemption Amount for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Amount.

                                   ARTICLE XI
                                 MISCELLANEOUS

     SECTION 11.1 Compliance Certificates and Opinions, etc.(a) (a) Upon any application or request by the Issuer or the Note Insurer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer or the Note Insurer (as applicable) shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) (if required by the TIA) an Independent Certificate from of a firm of certified public accountants meeting the applicable requirements of this Section.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

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

     (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion is based;

     (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

     (b) Prior to the deposit of any Collateral or other property or securities with the Trust Collateral Agent that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee, the Note Insurer and the Trust Collateral Agent an Officer's Certificate certifying or stating the opinion of each person signing such certificate (which may be based upon a certification of the Servicer) as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

     (c) Whenever the Issuer is required to furnish to the Indenture Trustee, the Note Insurer and the Trust Collateral Agent an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (b) above, the Issuer shall also deliver to the Indenture Trustee, the Note Insurer and the Trust Collateral Agent an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (b) above and this clause (c), is 10% or more of the Outstanding Note Balance, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000.

     (d) Other than with respect to the release of any Purchased Receivables or Charged-Off Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Trust Collateral Agent and the Note Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

     (e) Whenever the Issuer is required to furnish to the Indenture Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (d) above, the Issuer shall also furnish to the Trust Collateral Agent and the Note Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables and

Charged-Off Receivables, or securities released from the Lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (d) above and this clause (e), equals 10% or more of the Outstanding Note Balance, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000.

     (f) Notwithstanding Section 2.10 or any other provision of this Section, the Issuer may, without delivering any Officer's Certificates or Independent Certificates (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent required by the Basic Documents and (B) instruct the Trust Collateral Agent to make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

     SECTION 11.2 Form of Documents Delivered to Indenture Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     (a) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Master Servicer, the Back-up Servicer, the Transferor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Master Servicer, the Back-up Servicer, the Transferor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     (b) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     (c) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

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

     SECTION 11.3 Acts of Noteholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.

     (c) The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     SECTION 11.4 Notices, etc. to Indenture Trustee, Note Insurer, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

     (a) The Indenture Trustee by any Noteholder, the Note Insurer or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier, mailed certified mail, return receipt requested or by telecopy to the Indenture Trustee at its principal Corporate Trust Office, or

     (b) The Issuer by the Indenture Trustee, the Note Insurer or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier, mailed certified mail, return receipt requested or by telecopy to the Issuer addressed to: United Fidelity Auto Receivables Trust 2002-A, in care of Owner Trustee, with a copy to the Indenture Trustee at its principal Corporate Trust Office, or at any other address previously furnished in writing to the Indenture Trustee by Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Note Insurer.

     (c) Notices required to be given to the Note Insurer by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier, mailed certified mail, return receipt requested to the following address:

                  Financial Security Assurance Inc.
                  350 Park Avenue
                  New York, NY 10022
                  Attention:  Transaction Oversight
                  Re:  United Fidelity Auto Receivables Trust 2002-A
                  Telex No:                 (212) 688-3101
                  Confirmation:             (212) 826-0100
                  Telecopy Nos:             (212) 339-3518 or
                                            (212) 339-3529

     (In each case in which notice or other communication to the Note Insurer refers to an Event of Default, a claim on the Note Policy or with respect to which failure on the part of the Note Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head--Financial Guaranty Group marked "URGENT MATERIAL ENCLOSED.")

     (d) Notices required to be given to any Rating Agency by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier, or mailed certified mail, return receipt requested to the following address: (a) in the case of Moody's, to 99 Church Street, New York, New York 10007 and (b) in the case of S&P, to 55 Water Street, New York, New York 10041 or, in each case, to such other address as shall be designated by written notice to the other parties.

     SECTION 11.5 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

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

                  Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     SECTION 11.6 [RESERVED]

     SECTION 11.7 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 11.8 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

     SECTION 11.9 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.10 Benefits of Indenture. The Note Insurer and its successors and assigns and the Owner Trustee for purposes of Section 5.2(b) shall be third-party beneficiaries to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture so long as no Insurer Default shall have occurred and be continuing. Nothing in this Indenture or in the Notes, express or implied, shall give to any other Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Note Insurer may disclaim any of its rights and powers under this Indenture (in which case the Indenture Trustee may, but shall not be required to, exercise such right or power hereunder), but not its duties and obligations under the Note Policy, upon delivery of a written notice to the Indenture Trustee.

     SECTION 11.11 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 11.12 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS AND WITHOUT REFERENCE TO ITS CONFLICT OF LAW PRINCIPLES (EXCEPT WITH REGARD TO THE UCC).

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     SECTION 11.13 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.14 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and the Note Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee or the Trust Collateral Agent under this Indenture or the Sale and Servicing Agreement or the Collateral Agent under the Spread Account Agreement.

     SECTION 11.15 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Transferor, the Servicer, the Owner Trustee, the Trust Collateral Agent, or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Transferor, the Servicer, the Indenture Trustee or the Trust Collateral Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Issuer, the Transferor, the Servicer, the Indenture Trustee or the Trust Collateral Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Transferor, the Servicer, the Owner Trustee or the Indenture Trustee or the Trust Collateral Agent or of any successor or assign of the Transferor, the Servicer, the Indenture Trustee or the Trust Collateral Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee or the Trust Collateral Agent and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, with respect to the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

     It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust but is made and intended for the purpose of binding only the Trust it being acknowledged that Wilmington Trust has performed no investigation of the matters represented and warranted hereunder and is a passive trustee who will undertake no active management of the Trust and (c) under no circumstances shall Wilmington Trust be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Basic Documents.

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     SECTION 11.16 No Petition. The Indenture Trustee, by entering into this
Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time, prior to the date in which is one year and one day after the Notes and all amounts due to the Note Insurer under the Insurance Agreement have been paid in full, institute against the Transferor, or the Issuer, or join in any institution against the Transferor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

     SECTION 11.17 Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or the Note Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) or in connection with litigation, and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     SECTION 11.18 Maximum Interest Payable. The Issuer, the Indenture Trustee and the Holders of the Notes specifically intend and agree to limit contractually the amount of interest payable under this Indenture, the Notes and all other instruments and agreements related hereto and thereto to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Indenture, the Notes or any instrument pertaining to or relating to or executed in connection with this Indenture or the Notes shall ever be construed to create a contract to pay interest (or amounts deemed to be interest under applicable law) at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Issuer nor any other party liable or to become liable hereunder, under the Notes or under any other instruments and agreements related hereto and thereto shall ever be liable for interest in excess of the amount determined at such maximum rate, and the provisions of this Section shall control over all other provisions of this Indenture, the Notes or any other instrument pertaining to or relating to the transactions herein or therein contemplated. If any amount of interest taken or received by the Indenture Trustee or any Holder of a Note shall be in excess of said maximum amount of interest which, under applicable law, could lawfully have been collected by the Indenture Trustee or such Holder incident to such transactions, then such excess shall be deemed to have been the result of a mathematical error by all parties hereto and shall be automatically applied to the reduction of the principal amount owing under the Notes or if such excessive interest exceeds the unpaid principal balance of the Notes, such excess shall be refunded promptly by the Person receiving such amount to the party paying such amount. All amounts paid or agreed to be paid in connection with such transactions which would under applicable law be deemed "interest" shall, to the extent permitted by such applicable law, be amortized, prorated, allocated and spread throughout the stated term of the Indenture. "Applicable law" as used in this paragraph means that law in effect from time to time

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which permits the charging and collection of the highest permissible lawful, nonusurious rate of interest on the transactions herein contemplated including laws of each State which may be held to be applicable and of the United States of America, and "maximum rate" as used in this paragraph means, with respect to each of the Notes, the maximum lawful, nonusurious rates of interest (if any) which under applicable law may be charged to the Issuer from time to time with respect to such Notes.

     SECTION 11.19 No Legal Title in Holders. No Holder of a Note shall have legal title to any part of the Trust Property. No transfer, by operation of law or otherwise, of any Note or other right, title and interest of any Holder of a
Note in and to the Trust Property or hereunder shall operate to terminate this Indenture or the trusts hereunder or entitle any successor or transferee of such Holder to an accounting or to the transfer to it of legal title to any part of the Trust Property.

     SECTION 11.20 Rights of Note Insurer as Controlling Party. So long as no Insurer Default shall have occurred and be continuing, except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Indenture, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Class A Noteholders if the Note Insurer agrees to take such action or give such consent or approval. If an Insurer Default has occurred and is continuing, any provision, including this Section 11.20, which gives the Note Insurer any rights as Controlling Party shall be inoperative during the period of such Insurer Default and such rights shall instead vest in the Indenture Trustee acting at the direction of the Majority Noteholders. If the Class A Notes are no longer Outstanding and the Note Insurer has received full payment and performance of all Insurer Secured Obligations, any provision, including this Section 11.19, which gives the Note Insurer any rights as Controlling Party shall be inoperative following such time and such rights instead shall vest in the Indenture Trustee acting at the direction of the Majority Noteholders.

     SECTION 11.21 Effect of Termination Date. Notwithstanding anything to the contrary set forth herein, all references to any right of the Note Insurer to direct, appoint, consent to, accept, approve of, take or omit to take any action under this Indenture or any other Basic Document shall be inapplicable at all times after the earlier of the Termination Date or the date on which the Class A Notes are no longer Outstanding and the Note Insurer has received full payment and performance of all Insurer Secured Obligations, and (i) if such reference provides for another party or parties to take or omit to take such action following an Insurer Default, such party or parties shall also be entitled to take or omit to take such action following such date and (ii) if such reference does not provide for another party or parties to take or omit to take such action following an Insurer Default, then the Indenture Trustee acting at the direction of the Majority Noteholders shall have the right to take or omit to take any such action following such date. In addition, any other provision of this Indenture or any other Basic Document which is operative based in whole or in part on whether an Insurer Default has or has not occurred shall, at all times on or after such date, be deemed to refer to whether or not such date has occurred.

     SECTION 11.22 Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

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     The provisions of TIA Section 310 through 317 that impose duties on any
Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.










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                      [THIS SPACE LEFT INTENTIONALLY BLANK]






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     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this
Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                  UNITED FIDELITY AUTO RECEIVABLES TRUST 2002-A

                  By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee,



                          By: /s/ Donald G. MacKelcan
                              --------------------------------
                             Name: Donald G. MacKelcan
                                   ---------------------------
                             Title: Vice President
                                    --------------------------




                  WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee,



                  By: /s/ Marianna C. Stershic
                      --------------------------------
                     Name: Marianna C. Stershic
                           ---------------------------
                     Title: Vice President
                            --------------------------











                        [Signature Page to the Indenture]


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